UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2017

Aradigm Corporation

(Exact name of registrant as specified in its charter)

California	001-36480	94-3133088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3929 Point Eden Way, Hayward, California		94545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (510) 265-9000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2017, Aradigm Corporation (the “Company”) convened its Annual Meeting of Shareholders (the “Meeting”). Five proposals were presented and voted on and the results for the five proposals were reported at the Meeting. Set forth below are the results reported at the Meeting for proposals 1, 2, 3, 4 and 5.

Proposal 1 – Election of David Bell, Igor Gonda, Frederick Hudson, John M. Siebert and Virgil D. Thompson as directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

All of the following five nominees for directors were elected to hold offices until the next annual meeting of shareholders and until their successors are elected:

Nominee	For	Withheld	Non-votes
David Bell	9,601,780	265,152	2,166,469
Igor Gonda	9,759,101	107,831	2,166,469
Frederick Hudson	9,251,396	615,536	2,166,469
John M. Siebert	9,251,428	615,504	2,166,469
Virgil D. Thompson	9,238,838	628,094	2,166,469

The five nominees received the highest number of “For” votes from the holders of votes of shares present in person or represented by proxy and entitled to vote at the Meeting on the election of directors. Withheld votes and broker non-votes have no effect on the outcome of the election of directors.

Proposal 2 – Approval of an amendment to Aradigm’s Employee Stock Purchase Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 200,000 shares.

For:	9,753,705
Against:	109,681
Abstain:	3,546
Non-votes:	2,166,469

Proposal 2 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 2 therefore passed.

Proposal 3 – Approval of an amendment to Aradigm’s 2015 Equity Incentive Plan to increase the aggregate number of shares of Common Stock authorized for issuance under such plan by 2,500,000.

For:	9,433,716
Against:	431,199
Abstain:	2,017
Non-votes:	2,166,469

Proposal 3 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 3 therefore passed.

Proposal 4 – Ratification of the selection of OUM & Co. LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

For:	11,958,488
Against:	67,701
Abstain:	7,212
Non-votes:	0

Proposal 4 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 4 therefore passed.

Proposal 5 – Non-binding advisory vote approving the executive compensation of the Company’s named executive officers.

For:	9,399,239
Against:	465,963
Abstain:	1,730
Non-votes:	2,166,469

Proposal 5 received “For” votes from the holders of at least a majority of the outstanding shares of common stock present either in person or by proxy and entitled to vote at the Meeting. Proposal 5 therefore passed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARADIGM CORPORATION

Dated: June 5, 2017	By:	/s/ Nancy Pecota
	Name:	Nancy Pecota
	Title:	Vice President, Finance and Chief Financial Officer and Corporate Secretary

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